                                                                     Exhibit 3.3

                             CERTIFICATE OF INCORPORATION
                                          OF
                                  MEDIQ INCORPORATED

     NAME.  The name of the Corporation is MEDIQ Incorporated.

     REGISTERED OFFICE AND AGENT. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     PURPOSE. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

     AUTHORIZED CAPITAL.

          A. The aggregate number of shares of stock which the Corporation shall have authority to issue is 70,000,000 shares, divided into two (2) classes consisting of 40,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"); and 30,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

          B. The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class:

               ISSUE IN SERIES. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein and in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

               CREATION OF SERIES. The Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

                    The distinctive designation of the series and the number of shares



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                         which will constitute the series, which number may be
                         increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

                    The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

                    The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

                    Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                    Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                    The rights of the shares of the series in the event of
                         voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                    Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;


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

                    Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

                    Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

               DIVIDENDS. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board of Directors for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

               PREFERENCE ON LIQUIDATION. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph except to the extent specifically provided for herein.

               REDEMPTION. The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed for such series.
vi. VOTING RIGHTS. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

          SERIES A PREFERRED STOCK.

               DESIGNATION OF SERIES. There shall be 10,000,000 shares of Preferred Stock designated as "Series A 13.0% Cumulative Compounding Preferred Stock" ("Series A Preferred Stock"). The par value of Series A Preferred Stock shall be $.01 per share.

               RANK. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series A Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("COMMON STOCK"), the Series B Preferred Stock (defined in paragraph 4.C.xii. below), the Series C Preferred Stock (defined in paragraph 4.C.xii. below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series A Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES A JUNIOR SECURITIES"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series A Preferred Stock or senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " SERIES A PARITY SECURITIES"), and
(c) junior to each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series A Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES A SENIOR SECURITIES").

               Dividends.

                    Each Holder of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series A Preferred Stock at a rate equal to $1.30 per share PER ANNUM.
                         All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series A Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series A Preferred Stock. Each dividend on Series A Preferred Stock shall be payable to the Holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series A Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above,


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                         unless and until such dividends are declared by the
                         Board of Directors, there shall be no obligation to pay such dividends; PROVIDED, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in Paragraph 4.C.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series A Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("ADDITIONAL DIVIDENDS") in respect thereof, compounded annually, at the rate of 13.0% per annum.

                    All dividends paid with respect to shares of Series A
                         Preferred Stock pursuant to paragraph 4.C.iii.a. shall be paid PRO RATA to the Holders entitled thereto.

                    Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph 4.C.v.a. may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

                    As long as any Series A Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series A Parity Securities for any period, and no Series A Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series A Preferred Stock and Series A Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series A Parity Securities (the "SERIES A PARITY PAYMENT DATE") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series A Preferred Stock and each other share of Series A Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series A Preferred Stock and such other outstanding shares of Series A Parity Securities bear to each other.

                    The Holders shall be entitled to receive the dividends
                         provided for in paragraph 4.C.iii.a. hereof in preference to and in priority over any dividends upon any of the Series A Junior Securities. Such dividends on the Series A Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series A Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series A Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series A Junior Securities (the date of any such actions to be referred to as the "SERIES A JUNIOR PAYMENT DATE"); PROVIDED, HOWEVER, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series A Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series A Junior Securities payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith.

                    Dividends payable on Series A Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

               LIQUIDATION PREFERENCE.


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                    Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "LIQUIDATION PREFERENCE") and no more, before any distribution is made on any Series A Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series A Preferred Stock and all other Series A Parity Securities would not result in payment in full of Series A Preferred Stock and such other Series A Parity Securities, the Holders and holders of Series A Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph 4.C.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    For the purposes of this paragraph 4.C.iv., neither the
                         voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

               REDEMPTION.

                    OPTIONAL REDEMPTION.

                         The Corporation may, at its option, redeem at any time
                              or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph 4.C.v.c. hereof, any or all of the shares of Series A Preferred Stock, at a redemption prices set forth below, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph 4.C.xii.). The redemption price for redemptions pursuant to this paragraph 4.C.v.a. are as follows:

                                                                      REDEMPTION
                                                                        PRICE
                              REDEMPTION DATE                         PER SHARE

                              on or before December 31, 1999            $11.00

                              on or after January 1, 2000
                                but before January 1, 2002              $10.50

                              on or after January 1, 2002;              $10.00


                              No partial redemption of Series A Preferred Stock
                                   pursuant to paragraph 4.C.v.a. hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                              In the event of a redemption pursuant to paragraph
                                   4.C.v.a. hereof of only a portion of the then outstanding shares of Series A Preferred Stock, the Corporation shall effect such redemption PRO RATA according to the number of shares held by each Holder of Series A Preferred Stock.


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                         MANDATORY REDEMPTION.  All outstanding shares of the
                              Series A Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2011 (the "MANDATORY REDEMPTION DATE"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

                         PROCEDURES FOR REDEMPTION.

                              At least 30 days and not more than 60 days prior
                                   to the date fixed for any redemption of
                                   Series A Preferred Stock, written notice (the "REDEMPTION NOTICE") shall be given by first class mail, postage prepaid, to each Holder of record of Series A Preferred Stock on the record date fixed for such redemption of Series A Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; PROVIDED that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series A Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                                   the redemption price;

                                   whether all or less than all of the
outstanding shares of Series A Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series A Preferred Stock being redeemed;

                                   the number of shares of Series A Preferred
Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                                   the Redemption Date;

                                   that the Holder is to surrender to the
Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and



                                         -9-
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                         that dividends on the shares of Series A Preferred
Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

                    Each Holder shall surrender the certificate or certificates representing such shares of Series A Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    If a Redemption Notice has been mailed in accordance with
                         paragraph 4.C.v.e. above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock so called for redemption shall not have been surrendered,
                         (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

                    DEPOSIT OF FUNDS.  The Corporation's obligation to deliver funds in accordance with this paragraph v. shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall


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                         deposit, with a bank or trust Corporation, or an
                         affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph v. upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph 4.C.v.c.(2), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph v. following such surrender and following the date of such redemption.

               VOTING RIGHTS.

                    The Holders shall not be entitled or permitted to vote on
                         any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series A Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series A Preferred Stock.

                    Without limiting the generality of the foregoing, in no
                         event shall the Holders be entitled to vote
                         (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the

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                         Corporation or any similar transaction.

                    In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.C.vi.a. above, each Holder shall be entitled to one vote for each share of Series A Preferred Stock held unless otherwise required by applicable law.

               CONVERSION OR EXCHANGE. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

               REISSUANCE OF SERIES A PREFERRED STOCK. Shares of Series A Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series A Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

               BUSINESS DAY. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

               NO PREEMPTIVE RIGHTS No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

               PROHIBITIONS AND RESTRICTIONS IMPOSED BY SENIOR SECURITIES AND INDEBTEDNESS. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series A Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

               DEFINITIONS. As used in this Section 4.C., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and VICE VERSA), unless the context otherwise requires:

               "ACCUMULATED DIVIDENDS" means (i) with respect to any share of Series A

Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series A Parity Security, the dividends that have accrued and are due on such security as of such specific date.

               "ADDITIONAL DIVIDENDS" has the meaning given to such term in paragraph 4.C.iii.a.

               "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

               "CAPITAL STOCK" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

               "COMMON STOCK" shall have the meaning given to such term in paragraph 4.C.ii.

               "DIVIDEND PAYMENT DATE" means June 30th and December 31st of each year.

               "DIVIDEND PERIOD" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

               "HOLDER" means a holder of shares of Series A Preferred Stock.

               "INITIAL DIVIDEND PERIOD" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

               "ISSUE DATE" means May 29, 1998.

               "LIQUIDATION PREFERENCE" has the meaning given to such term in paragraph 4.C.iv.a.

               "MANDATORY REDEMPTION DATE" has the meaning given to such term in paragraph 4.C.v.b.

               "PERSON" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

               "PREFERRED STOCK" means the Preferred Stock of the Corporation.

               "REDEMPTION DATE", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph 4.C.v.

               "REDEMPTION NOTICE" has the meaning given to such term in paragraph 4.C.v.c.

               "SERIES A JUNIOR PAYMENT DATE" has the meaning given to such term in 4.C.iii.c.

               "SERIES A JUNIOR SECURITIES" has the meaning given to such term in paragraph 4.C.ii.

               "SERIES A PARITY PAYMENT DATE" has the meaning given to such term in 4.C.iii.d.

               "SERIES A PARITY SECURITIES" has the meaning given to such term in paragraph 4.C.ii.

               "SEMI-ANNUAL DIVIDEND PERIOD" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

               "SERIES A PREFERRED STOCK" has the meaning given to such term in paragraph 4.C.i.

               "SERIES A SENIOR SECURITIES" has the meaning given to such term in paragraph 4.C.ii.

               "SERIES B PREFERRED STOCK" means the Series B 13.25% Cumulative Compounding Perpetual Preferred Stock of the Corporation as more fully described in Section 4.D.

               "SERIES C PREFERRED STOCK" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.E.

          SERIES B   PREFERRED STOCK.

               DESIGNATION OF SERIES. There shall be 5,000,000 shares of Preferred Stock designated as "Series B 13.25% Cumulative Compounding Perpetual Preferred Stock" ("Series B

Preferred Stock"). The par value of Series B Preferred Stock shall be $.01 per share.

               RANK. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series B Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("COMMON STOCK"), the Series C Preferred Stock (defined in paragraph 4.D.xii. below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES B JUNIOR SECURITIES"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " SERIES B PARITY SECURITIES"), and (c) junior to (i) the Series A Preferred Stock, (ii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series B Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and
(iii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series B Preferred Stock or senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES B SENIOR SECURITIES").

               DIVIDENDS.

                    Each Holder of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series B Preferred Stock at a rate equal to $1.325 per share PER ANNUM. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series B Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series B Preferred Stock. Each dividend on Series B Preferred Stock shall be payable to the Holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series B Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; PROVIDED, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph 4.D.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series B Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("ADDITIONAL DIVIDENDS") in respect thereof, compounded annually, at the rate of 13.25% per annum.

                    All dividends paid with respect to shares of Series B
                         Preferred Stock pursuant to paragraph 4.D.iii.a. shall be paid PRO RATA to the Holders entitled thereto.

                    Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

                    As long as any Series B Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series B Parity Securities for any period, and no Series B Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series B Preferred Stock and Series B Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series B Parity Securities (the "SERIES B PARITY PAYMENT DATE") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series B Preferred Stock and each other share of Series B Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series B Preferred Stock and such other outstanding shares of Series B Parity Securities bear to each other.

                    The Holders shall be entitled to receive the dividends
                         provided for in paragraph 4.D.iii.a. hereof in preference to and in priority over any dividends upon any of the Series B Junior Securities. Such dividends on the Series B Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series B Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series B Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series B Junior Securities (the date of any such actions to be referred to as the "SERIES B JUNIOR PAYMENT DATE"); PROVIDED, HOWEVER, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series B Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series B Junior Securities payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith.

                    Dividends payable on Series B Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

               LIQUIDATION PREFERENCE.

                    Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series B Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series B Preferred Stock and all other Series B Parity Securities would not result in payment in full of Series B Preferred Stock and such other Series B Parity Securities, the Holders and holders of Series B Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph 4.D.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    For the purposes of this paragraph 4.D.iv., neither the
                         voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

               REDEMPTION. The Company shall not have the right nor the power to, and the Holders shall not have the right to require the Company to, redeem any shares of Series B Preferred Stock. Notwithstanding the foregoing, this Paragraph 4.D.v. shall not prohibit the Corporation from acquiring from any Holder, with such Holder's consent, any shares of Series B Preferred Stock held by such Holder.

               VOTING RIGHTS.

                    The Holders shall not be entitled or permitted to vote on
                         any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series B Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series B Preferred Stock.

                    Without limiting the generality of the foregoing, in no
                         event shall the Holders be entitled to vote
                         (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

                    In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.D.vi.a. above, each Holder shall be entitled to one vote for each share of Series B Preferred Stock held unless otherwise required by applicable law.

               CONVERSION OR EXCHANGE. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

               REISSUANCE OF SERIES B PREFERRED STOCK. Shares of Series B Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series B Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

               BUSINESS DAY. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

               NO PREEMPTIVE RIGHTS No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

               PROHIBITIONS AND RESTRICTIONS IMPOSED BY SENIOR SECURITIES AND INDEBTEDNESS. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series B Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

               DEFINITIONS. As used in this Section 4.D., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and VICE VERSA), unless the context otherwise requires:

               "ACCUMULATED DIVIDENDS" means (i) with respect to any share of Series B Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series B Parity Security, the dividends that have accrued and are due on such security as of such specific date.

               "ADDITIONAL DIVIDENDS" has the meaning given to such term in paragraph 4.D.iii.a.

               "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

               "CAPITAL STOCK" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

               "COMMON STOCK" shall have the meaning given to such term in paragraph 4.D.ii.

               "DIVIDEND PAYMENT DATE" means June 30th and December 31st of each year.

               "DIVIDEND PERIOD" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

               "HOLDER" means a holder of shares of Series B Preferred Stock.

               "INITIAL DIVIDEND PERIOD" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

               "ISSUE DATE" means May 29, 1998.

               "LIQUIDATION PREFERENCE" has the meaning given to such term in paragraph 4.D.iv.a.

               "PERSON" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

               "PREFERRED STOCK" means the Preferred Stock of the Corporation.

               "SEMI-ANNUAL DIVIDEND PERIOD" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

               "SERIES A PREFERRED STOCK" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.C.

               "SERIES B JUNIOR PAYMENT DATE" has the meaning given to such term in 4.D.iii.e.

               "SERIES B JUNIOR SECURITIES" has the meaning given to such term in paragraph 4.D.ii.

               "SERIES B PARITY PAYMENT DATE" has the meaning given to such term in 4.D.iii.d.

               "SERIES B PARITY SECURITIES" has the meaning given to such term in paragraph 4.D.ii.

               "SERIES B PREFERRED STOCK" has the meaning given to such term in paragraph 4.D.i..

               "SERIES B SENIOR SECURITIES" has the meaning given to such term in paragraph 4.D.ii.

               "SERIES C PREFERRED STOCK" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.E.

          SERIES C   PREFERRED STOCK.

               DESIGNATION OF SERIES. There shall be 5,000,000 shares of Preferred Stock designated as "Series C 13.5% Cumulative Compounding Preferred Stock" ("Series C Preferred Stock"). The par value of Series C Preferred Stock shall be $.01 per share.

               RANK. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series C Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("COMMON STOCK"), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series C Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES C JUNIOR SECURITIES"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " SERIES C PARITY SECURITIES"), and (c) junior to (i) the Series A Preferred Stock (defined in Paragraph 4.E.xii.), (ii) the Series B Preferred Stock (defined in Paragraph 4.E.xii.), (iii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series C Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and (iv) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series C Preferred Stock or senior to Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "SERIES C SENIOR SECURITIES").

               DIVIDENDS.

                    Each Holder of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series C Preferred Stock at a rate equal to $1.35 per share PER ANNUM.
                         All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series C Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series C Preferred Stock. Each dividend on Series C Preferred Stock shall be payable to the Holders of record of Series C Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series C Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; PROVIDED, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph 4.E.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series C Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("ADDITIONAL DIVIDENDS") in respect thereof, compounded annually, at the rate of 13.5% per annum.

                    All dividends paid with respect to shares of Series C
                         Preferred Stock pursuant to paragraph 4.E.iii.a. shall be paid PRO RATA to the Holders entitled thereto.

                    Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph 4.E.v.a. may be declared and paid at any time, without reference to any regular Dividend

                         Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

                    As long as any Series C Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series C Parity Securities for any period, and no Series C Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series C Preferred Stock and Series C Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series C Parity Securities (the "SERIES C PARITY PAYMENT DATE") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series C Preferred Stock and each other share of Series C Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series C Preferred Stock and such other outstanding shares of Series C Parity Securities bear to each other.

                    The Holders shall be entitled to receive the dividends
                         provided for in paragraph 4.E.iii.a. hereof in preference to and in priority over any dividends upon any of the Series C Junior Securities. Such dividends on the Series C Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series C Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series C Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series C Junior Securities (the date of any such actions to be referred to as the "SERIES C JUNIOR PAYMENT DATE"); PROVIDED, HOWEVER, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series C Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series C Junior Securities payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith.

                    Dividends payable on Series C Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

               LIQUIDATION PREFERENCE.

                    Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "LIQUIDATION PREFERENCE") and no more, before any distribution is made on any Series C Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series C Preferred Stock and all other Series C Parity Securities would not result in payment in full of Series C Preferred Stock and such other Series C Parity Securities, the Holders and holders of Series C Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled.
                         After payment in full pursuant to this paragraph 4.E.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    For the purposes of this paragraph 4.E.iv., neither the
                         voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

          REDEMPTION.

               OPTIONAL REDEMPTION.

                    The Corporation may, at its option, redeem at any time or
                         from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph 4.E.v.c. hereof, any or all of the shares of Series C Preferred Stock, at a redemption price of $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph B).

                    No partial redemption of Series C Preferred Stock pursuant to paragraph 4.E.v.a. hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                    In the event of a redemption pursuant to paragraph 4.E.v.a.
                         hereof of only a portion of the then outstanding shares of Series C Preferred Stock, the Corporation shall effect such redemption PRO RATA according to the number of shares held by each Holder of Series C Preferred Stock.

               MANDATORY REDEMPTION.  All outstanding shares of the Series C
                    Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2012 (the "MANDATORY REDEMPTION DATE"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

               PROCEDURES FOR REDEMPTION.

                    At least 30 days and not more than 60 days prior to the date fixed for any redemption of Series C Preferred Stock, written notice (the "REDEMPTION NOTICE") shall be given by first class mail, postage prepaid, to each Holder of record of Series C Preferred Stock on the record date fixed for such redemption of Series C Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; PROVIDED that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series C Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series C Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                         the redemption price;

                         whether all or less than all of the outstanding shares
of Series C Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series C Preferred Stock being redeemed;

                         the number of shares of Series C Preferred Stock held,
as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                         the Redemption Date;

                         that the Holder is to surrender to the Corporation, at
the place or places where certificates for shares of Series C Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series C Preferred Stock to be redeemed; and

                         that dividends on the shares of Series C Preferred
Stock to
be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

                    Each Holder shall surrender the certificate or certificates representing such shares of Series C Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    If a Redemption Notice has been mailed in accordance with
                         paragraph 4.E.v.c. above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series C Preferred Stock so called for redemption shall not have been surrendered,
                         (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred


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

                         Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

               DEPOSIT OF FUNDS.  The Corporation's obligation to deliver funds in accordance with this paragraph v. shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall deposit, with a bank or trust Corporation, or an affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph v. upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series C Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph 4.E.v.c.(2), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph v. following such surrender and following the date of such redemption.

               VOTING RIGHTS.

                    The Holders shall not be entitled or permitted to vote on
                         any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series C Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series C Preferred Stock at a meeting of the holders of Series C Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series C Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series C Preferred Stock.

                    Without limiting the generality of the foregoing, in no
                         event shall the Holders be entitled to vote
                         (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

                    In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.E.vi.a. above, each Holder shall be entitled to one vote for each share of Series C Preferred Stock held unless otherwise required by applicable law.

               CONVERSION OR EXCHANGE. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

               REISSUANCE OF SERIES C PREFERRED STOCK. Shares of Series C Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series C Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

               BUSINESS DAY. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

               NO PREEMPTIVE RIGHTS No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

               PROHIBITIONS AND RESTRICTIONS IMPOSED BY SENIOR SECURITIES AND INDEBTEDNESS. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series C Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

               DEFINITIONS. As used in this Section 4.E., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and VICE VERSA), unless the context otherwise requires:

               "ACCUMULATED DIVIDENDS" means (i) with respect to any share of Series C Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series C Parity Security, the dividends that have accrued and are due on such security as of such specific date.

               "ADDITIONAL DIVIDENDS" has the meaning given to such term in paragraph 4.E.iii.a.

               "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

               "CAPITAL STOCK" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

               "COMMON STOCK" shall have the meaning given to such term in paragraph 4.E.ii.

               "DIVIDEND PAYMENT DATE" means June 30th and December 31st of each year.

               "DIVIDEND PERIOD" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

               "HOLDER" means a holder of shares of Series C Preferred Stock.

               "INITIAL DIVIDEND PERIOD" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

               "ISSUE DATE" means May 29, 1998.

               "LIQUIDATION PREFERENCE" has the meaning given to such term in paragraph 4.E.iv.a.

               "MANDATORY REDEMPTION DATE" has the meaning given to such term in paragraph 4.E.v.b.

               "PERSON" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

               "PREFERRED STOCK" means the Preferred Stock of the Corporation.

               "REDEMPTION DATE", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph 4.E.v.

               "REDEMPTION NOTICE" has the meaning given to such term in paragraph 4.E.v.c.

               "SEMI-ANNUAL DIVIDEND PERIOD" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

               "SERIES A PREFERRED STOCK" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.C.

               "SERIES B PREFERRED STOCK" means the Series B 13.25% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.D.

               "SERIES C JUNIOR PAYMENT DATE" has the meaning given to such term in 4.E.iii.e.

               "SERIES C JUNIOR SECURITIES" has the meaning given to such term in paragraph 4.E.ii.

               "SERIES C PARITY PAYMENT DATE" has the meaning given to such term in 4.E.iii.d.

               "SERIES C PARITY SECURITIES" has the meaning given to such term in paragraph 4.E.ii.

               "SERIES C PREFERRED STOCK" has the meaning given to such term in paragraph 4.E.i.

               "SERIES C SENIOR SECURITIES" has the meaning given to such term in paragraph 4.E.ii.

     BYLAWS. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

     ELECTIONS OF DIRECTORS. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     RIGHT TO AMEND. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

     LIMITATION ON LIABILITY. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this SECTION 8 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     INCORPORATOR. The name and address of the Incorporator is: Ira S. Pim, Jr., 2225 Land Title Building, Philadelphia, PA 19101.








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